Supplement Dated May 1, 2007
to
Prospectuses Dated May 1, 1997
for
KILICO Select Variable Life Insurance Policies

Issued by
Kemper Investors Life Insurance Company
and
KILICO Variable Separate Account

The section "KILICO AND THE SEPARATE ACCOUNT, Kemper Investors Life Insurance Company," paragraphs 2 through 3 are replaced in their entirety with the following:

       Effective September 3, 2003, KILICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Chase Insurance Life and Annuity Company ("CILAAC") (formerly known as Federal Kemper Life Assurance Company). In a contemporaneous transaction, CILAAC and KILICO entered into a coinsurance agreement under which CILAAC administered certain lines of business currently underwritten by KILICO, including the Contracts. The coinsurance arrangement did not change KILICO's obligations to policyholders under the Policies and did not create any obligations for CILAAC to policyholders under the Policies.

       On July 3, 2006, Protective Life Insurance Company ("Protective Life") of Birmingham, Alabama, acquired CILAAC. On April 1, 2007, CILAAC merged into and with Protective Life. On the date of the merger, Protective Life acquired from CILAAC all of CILAAC's assets and became directly liable for CILAAC's liabilities and obligations with respect to all KILICO policies administered by CILAAC then outstanding pursuant to the coinsurance agreement. Protective Life is responsible for administration of the Policies.

        The issuer, benefits and provisions of the Policies were not changed by any of the transactions and agreements described above.

Effective on or about May 18, 2007, Life Contract Services will move to:

1707 N. Randall Road, Suite 310
Elgin, IL 60123-9409
Telephone: 847-930-7000

All references to the Life Contract Services address as shown in the sections "KILICO AND THE SEPARATE ACCOUNT, Kemper Investors Life Insurance Company," "THE FUND" and "WRITTEN NOTICES AND REQUESTS" are updated to reflect the new address for Life Contract Services.

You may continue to reach Life Contract Services toll-free by calling 1-800-321-9313.